Exhibit 99.1

CrowdStrike Reports Fiscal First Quarter 2020 Financial Results

•	Total revenue of $96.1 million, grew 103% year-over-year
•	Subscription revenue of $86.0 million, grew 116% year-over-year
•	Record ARR of $364.6 million, grew 114% year-over-year

Sunnyvale, California – July 18, 2019 – GlobeNewswire, CrowdStrike Holdings, Inc., (Nasdaq: CRWD), a leader in cloud-delivered endpoint protection, today announced financial results for the first quarter of its fiscal 2020, ended April 30, 2019.

“We are pleased with the strong start to the year. We achieved 103% year-over-year revenue growth in the first quarter, which is consistent with the preliminary results that we shared in our IPO prospectus. As the pioneer of cloud native endpoint security, CrowdStrike provides the only endpoint protection platform built from the ground up to stop breaches, while reducing security sprawl with its single-agent architecture,” said George Kurtz, CrowdStrike’s co-founder and chief executive officer. “Our continued innovation strengthens our category leadership in the Security Cloud and positions us as the fundamental endpoint platform for the future.”

First Quarter Fiscal 2020 Financial Highlights

•

Revenue: Total revenue was $96.1 million, a 103%  increase, compared to $47.3 million in the first quarter of fiscal 2019. Subscription revenue was $86.0 million, a 116% increase, compared to $39.8 million in the first quarter of fiscal 2019.

•	Annual Recurring Revenue (ARR) increased 114% year-over-year and grew to $364.6 million as of April 30, 2019.
•

Subscription Gross Margin: GAAP subscription gross margin was 72%, compared to 62% in the first quarter of fiscal 2019. Non-GAAP subscription gross margin was 73%, compared to 62% in the first quarter of fiscal 2019.

•

Loss from Operations:  GAAP loss from operations was $25.8 million, compared to $33.1 million in the first quarter of fiscal 2019. Non-GAAP loss from operations was $21.9 million, compared to $31.2 million in the first quarter of fiscal 2019.

•

Net Loss: GAAP net loss was $26.0 million, compared to $33.6 million in the first quarter of fiscal 2019. GAAP net loss per share was $0.55, compared to $0.77 in the first quarter of fiscal 2019. Non-GAAP net loss was $22.1 million, compared to $31.7 million in the first quarter of fiscal 2019. Non-GAAP net loss per share was $0.47, compared to $0.73 in the first quarter of fiscal 2019.

•

Cash Flow: Net cash generated from operations was $1.4 million, compared to a use of $6.4  million in the first quarter of fiscal 2019. Free cash flow was negative $16.1 million, compared to negative $16.7 million in the first quarter of fiscal 2019.

•	Cash, cash equivalents and marketable securities were $175.1 million as of April 30, 2019.

Recent Highlights

•	Added 543 net new subscription customers in the quarter for a total of 3,059 subscription customers as of April 30, 2019.
•	Raised $659.1 million in net proceeds from our initial public offering, which closed on June 14, 2019.
•	Announced the availability of the CrowdStrike Store, that opens the CrowdStrike Falcon® platform to third-party applications.

•	Announced the industry’s first endpoint detection and response solution for mobile devices, Falcon for Mobile.
•	Named a Leader in The Forrester Wave™: for Cybersecurity Incident Response Services, an independent assessment of today’s incident response market.

Financial Outlook

CrowdStrike is providing the following guidance for the second quarter of fiscal 2020 (ending July 31, 2019) and its fiscal year 2020 (ending January 31, 2020):

	Q2 FY20 Guidance	Full Year FY20 Guidance
Total revenue	$103.0 – $104.0 million	$430.2 – $436.4 million
Non-GAAP loss from operations	$(29.1) – $(28.6) million	$(113.4) – $(110.4) million
Non-GAAP net loss	$(30.5) – $(30.0) million	$(105.9) – $(103.2) million
Non-GAAP net loss per share, basic and diluted	$(0.24) – $(0.23)	$(0.72) – $(0.70)
Weighted average shares used in computing Non-GAAP net loss per share attributable to common stockholders, basic and diluted	129.9 million	147.0 million

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Guidance for non-GAAP financial measures excludes stock-based compensation expense and amortization expense of acquired intangible assets. We have not provided the most directly comparable GAAP measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP loss from operations, non-GAAP net loss, and non-GAAP net loss per share is not available without unreasonable effort.

Conference Call Information

CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the first quarter of fiscal 2020 and outlook for its fiscal second quarter and year 2020 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	Thursday, July 18, 2019
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Dial-in number:	800-525-5356 or 409-937-8967, conference ID: 9936298
Webcast:	ir.crowdstrike.com

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding our future financial and operating performance, including our financial outlook for the fiscal second quarter and year 2020. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: our limited operating history; our ability to identify and effectively implement the necessary changes to address execution challenges; risks associated with managing our rapid growth; our limited experience with new product and subscription and support introductions and the risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; our ability to attract new and retain existing customers; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; rapidly evolving technological developments in the market for security products and subscription and support offerings; length of sales cycles; and general market, political, economic, and business conditions.

Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in our filings and reports with the Securities and Exchange Commission (“SEC”), including our prospectus filed with the SEC pursuant to Rule 424(b), dated June 11, 2019, copies of which are available on our website at ir.crowdstrike.com and on the SEC’s website at www.sec.gov.

You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures" section of this press release.

About CrowdStrike Holdings

CrowdStrike provides cloud-delivered endpoint protection. Leveraging artificial intelligence (AI), the CrowdStrike Falcon platform protects customers against cyberattacks on endpoints on or off the network by offering visibility and protection across the enterprise.

2019 CrowdStrike, Inc. All rights reserved. CrowdStrike® and CrowdStrike Falcon are among the trademarks of CrowdStrike, Inc.

Investor Relations Contact

CrowdStrike Holdings, Inc.
Peter Daley, VP of Strategic Finance
investors@crowdstrike.com
669-721-0742

Press Contact

CrowdStrike Holdings, Inc.
Ilina Cashiola,  Director of Public Relations
ilina.cashiola@crowdstrike.com
202-340-0517

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CROWDSTRIKE HOLDINGS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended April 30,
	2019	2018
Revenue
Subscription	$85,990	$39,758
Professional services	10,087	7,531
Total revenue	96,077	47,289

Cost of revenue (1)
Subscription	23,691	15,171
Professional services	5,582	4,223
Total cost of revenue	29,273	19,394

Gross profit	66,804	27,895

Operating expenses
Sales and marketing (1)	56,843	36,617
Research and development (1)	23,875	17,615
General and administrative (1)	11,861	6,777
Total operating expenses	92,579	61,009

Loss from operations	(25,775)	(33,114)
Interest expense	(1)	(192)
Other income (expense), net	394	(190)

Loss before provision for income taxes	(25,382)	(33,496)

Provision for income taxes	(595)	(121)

Net loss	(25,977)	(33,617)

Net loss per share attributable to common stockholders, basic and diluted	$(0.55)	$(0.77)

Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	47,205	43,614

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended April 30,
	2019	2018
	(in thousands)

Cost of revenue	$368	$109
Sales and marketing	1,518	773
Research and development	681	448
General and administrative	1,185	389
Total stock-based compensation expense	$3,752	$1,719

CROWDSTRIKE HOLDINGS, INC.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	April 30,	January 31,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$92,993	$88,408
Marketable securities	82,066	103,247
Accounts receivable, net of allowance for doubtful accounts of $0.7 million and $1.0 million as of April 30, 2019 and January 31, 2019, respectively	87,355	92,476
Deferred contract acquisition costs, current	26,193	28,847
Prepaid expenses and other current assets	22,644	18,410
Total current assets	311,251	331,388
Property and equipment, net	86,349	73,735
Deferred contract acquisition costs, noncurrent	38,004	9,918
Goodwill	7,809	7,947
Intangible assets, net	879	1,048
Other assets	13,069	9,183
Total assets	$457,361	$433,219
Liabilities, Redeemable Convertible Preferred Stock, and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$9,915	$6,855
Accrued expenses	31,185	32,541
Accrued payroll and benefits	12,683	19,284
Deferred revenue	244,271	218,700
Other current liabilities	4,667	4,040
Total current liabilities	302,721	281,420
Deferred revenue, noncurrent	70,941	71,367
Other liabilities, noncurrent	10,964	10,313
Total liabilities	384,626	363,100
Commitments and contingencies
Redeemable Convertible Preferred Stock
Redeemable convertible preferred stock, $0.0005 par value; 137,419 shares authorized as of both April 30, 2019 and January 31, 2019; 131,268 shares issued and outstanding as of both April 30, 2019 and January 31, 2019; liquidation preference $545,000 as of both April 30, 2019 and January 31, 2019	557,912	557,912
Stockholders’ Deficit
Common stock, $0.0005 par value; 220,000 shares authorized as of both April 30, 2019 and January 31, 2019; 48,127, and 47,421 shares issued and outstanding as of April 30, 2019 and January 31, 2019, respectively	24	24
Additional paid-in capital	36,670	31,211
Accumulated deficit	(521,685)	(519,126)
Accumulated other comprehensive income	(186)	98
Total stockholders’ deficit	(485,177)	(487,793)
Total liabilities, redeemable convertible preferred stock, and stockholders’ deficit	$457,361	$433,219

CROWDSTRIKE HOLDINGS, INC.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended April 30,
	2019	2018
Operating activities
Net loss	$(25,977)	$(33,617)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,873	2,983
Amortization of intangible assets	146	166
Amortization of deferred contract acquisition costs	7,345	5,596
Change in fair value of redeemable convertible preferred stock warrant liability	1,167	—
Allowance for doubtful accounts	(254)	85
Stock-based compensation expense	3,752	1,719
Accretion of marketable securities purchased at a discount	(513)	(7)
Other	(424)	47
Changes in operating assets and liabilities, net of impact of business combinations
Accounts receivable	5,375	20,684
Deferred contract acquisiton costs	(8,471)	(5,026)
Prepaid expenses and other assets	(4,049)	1,202
Accounts payable	2,818	2,316
Accrued expenses and other current liabilities	(2,407)	(7,328)
Accrued payroll and benefits	(6,601)	(4,297)
Deferred revenue	24,812	9,395
Other liabilities, noncurrent	(177)	(311)
Net cash provided by (used in) operating activities	1,415	(6,393)

Investing activities
Purchases of property and equipment	(15,541)	(8,649)
Capitalized internal-use software	(1,984)	(1,707)
Purchases of marketable securities	(51,805)	—
Proceeds from sales of marketable securities	4,473	—
Maturities of marketable securities	68,995	2,600
Net cash provided by (used in) investing activities	4,138	(7,756)

Financing activities
Repayment of notes receivable from related parties	—	198
Payments of indemnity holdback	—	(500)
Payments of deferred offering costs	(2,392)	—
Proceeds from issuance of common stock upon exercise of stock options	1,510	751
Net cash provided by (used in) financing activities	(882)	449

Effect of foreign exchange rates on cash and cash equivalents	(86)	(74)

Net increase (decrease) in cash and cash equivalents	4,585	(13,774)

Cash and cash equivalents, beginning of period	88,408	63,179
Cash and cash equivalents, end of period	$92,993	$49,405

CROWDSTRIKE HOLDINGS, INC.

Non-GAAP Financial Measures with Reconciliation to GAAP

(in thousands)

(unaudited)

	Three Months Ended April 30,
	2019	2018
	(in thousands)
GAAP subscription revenue	$85,990	$39,758

GAAP subscription gross profit	$62,299	$24,587
Add: Stock-based compensation expense	270	63
Add: Amortization of acquired intangible assets	104	96
Non-GAAP subscription gross profit	$62,673	$24,746

GAAP subscription gross margin	72%	62%

Non-GAAP subscription gross margin	73%	62%

	Three Months Ended April 30,
	2019	2018
	(in thousands)
GAAP total revenue	$96,077	$47,289

GAAP loss from operations	$(25,775)	$(33,114)
Add: Stock-based compensation expense	3,752	1,719
Add: Amortization of acquired intangible assets	146	166
Non-GAAP loss from operations	$(21,877)	$(31,229)

GAAP operating margin	(27)%	(70)%

Non-GAAP operating margin	(23)%	(66)%

	Three Months Ended April 30,
	2019	2018
	(in thousands)
GAAP net loss	$(25,977)	$(33,617)

Add: Stock-based compensation expense	3,752	1,719
Add: Amortization of acquired intangible assets	146	166

Non-GAAP net loss	$(22,079)	$(31,732)

Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	47,205	43,614

GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.55)	$(0.77)

Non- GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.47)	$(0.73)

	Three Months Ended April 30,
	2019	2018
	(in thousands)
GAAP total revenue	$96,077	$47,289

GAAP net cash provided by (used in) operating activities	1,415	(6,393)
Less: Purchases of property and equipment	(15,541)	(8,649)
Less: Capitalized internal-use software	(1,984)	(1,707)
Free cash flow	$(16,110)	$(16,749)

GAAP net cash provided by (used in) investing activities	$4,138	$(7,756)
GAAP net cash provided by (used in) financing activities	$(882)	$449

GAAP net cash provided by (used in) operating activities as a percentage of revenue	1%	(14)%
Less: Purchases of property and equipment as a percentage of revenue	(16)%	(18)%
Less: Capitalized internal-use software as a percentage of revenue	(2)%	(4)%
Free cash flow margin	(17)%	(35)%

CROWDSTRIKE HOLDINGS, INC.

Statements of Operations: GAAP to Non-GAAP Reconciliations

(in thousands)

(unaudited)

	Three Months Ended April 30,
	2019	2018
	(in thousands)

GAAP cost of revenue	$29,273	$19,394
Less:
Stock based compensation expense	368	109
Amortization of acquired intangible assets	104	96
Non-GAAP cost of revenue	$28,801	$19,189

GAAP subscription gross profit	$62,299	$24,587
Add:
Stock based compensation expense	270	63
Amortization of acquired intangible assets	104	96
Non-GAAP subscription gross profit	$62,673	$24,746

GAAP professional services gross profit	$4,505	$3,308
Add:
Stock based compensation expense	98	46
Non-GAAP professional services gross profit	$4,603	$3,354

GAAP Sales and marketing operating expenses	$56,843	$36,617
Less:
Stock based compensation expense	1,518	773
Amortization of acquired intangible assets	31	17
Non-GAAP sales and marketing operating expenses	$55,294	$35,827

GAAP research and development operating expenses	$23,875	$17,615
Less:
Stock based compensation expense	681	448
Amortization of acquired intangible assets	11	53
Non-GAAP research and development operating expenses	$23,183	$17,114

GAAP general and administrative operating expenses	$11,861	$6,777
Less:
Stock based compensation expense	1,185	389
Non-GAAP general and administrative operating expenses	$10,676	$6,388

GAAP loss from operations	$(25,775)	$(33,114)
Add:
Stock based compensation expense	3,752	1,719
Amortization of acquired intangible assets	146	166
Non-GAAP loss from operations	$(21,877)	$(31,229)

GAAP net loss	$(25,977)	$(33,617)
Add:
Stock based compensation expense	3,752	1,719
Amortization of acquired intangible assets	146	166
Non-GAAP net loss	$(22,079)	$(31,732)

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Explanation of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.  In addition, the utility of free cash flow as a measure of our financial performance and liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

We define non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense and amortization of acquired intangible assets. We believe non-GAAP subscription gross profit and non-GAAP subscription gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to our overall operating performance.

Non-GAAP Loss from Operations

We define non-GAAP loss from operations as GAAP loss from operations excluding stock-based compensation expense, amortization of acquired intangible assets, and acquisition-related expenses. We believe non-GAAP loss from operations provides our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables unrelated to our overall operating performance.

Non-GAAP Net Loss per Share Attributable to Common Stockholders, Basic and Diluted

We define non-GAAP net loss per share attributable to common stockholders, as non-GAAP net loss divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially diluted common stock equivalents outstanding during the period.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that we define as net cash used in operating activities less purchases of property and equipment, capitalized internal-use software, acquisition of intangible assets, and cash used for business combinations.  We monitor free cash flow as one measure of our overall business performance, which enables us to analyze our future performance without the effects of non-cash items and allow us to better understand the cash needs of our business. While we believe that free cash flow is useful in evaluating our business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash used in operating activities in accordance with GAAP. The utility of free cash flow as a measure of our liquidity is further limited as it does not represent the total increase or decrease in our cash balance for any given period. In addition, other companies, including companies in our industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.

Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of our customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that we are negotiating a renewal with a customer after the expiration of the subscription, we continue to include that revenue in ARR if we are actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies us that it is not renewing its subscription.

Magic Number

Magic Number is calculated by performing the following calculation for the most recent four quarters and taking the average: annualizing the difference between a quarter’s Subscription Revenue and the prior quarter’s Subscription Revenue, and then dividing the resulting number by the previous quarter’s Non-GAAP Sales & Marketing Expense. Magic Number = Average of previous four quarters: ((Quarter Subscription Revenue – Prior Quarter Subscription Revenue) x 4) / Prior Quarter Non-GAAP Sales & Marketing Expense.